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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
HANDY & HARMAN:

We consent to the incorporation by reference in the Registration Statement on Form S-4 of WHX Corporation of our report dated February 9, 1998, except as to
Note 11, which is as of March 1, 1998 and to the reference to our firm under the heading "Experts" in the prospectus.


                                                     KPMG Peat Marwick LLP


New York, New York
May 5, 1998